Vessels, net	12 Months Ended
Dec. 31, 2012
Vessels, Net [Abstract]
Vessels, net
5.	Vessels, net

	Vessels Cost	Accumulated Depreciation	Net Book Value
December 31, 2009	$309,816	$(39,115)	$270,701
Depreciation	—	(15,365)	(15,365)
Disposal	(7,600)	5,561	(2,039)
Vessel held for sale	(27,981)	5,472	(22,509)
Vessel impairment charge	(22,921)	5,824	(17,097)
December 31, 2010	$251,314	$(37,623)	$213,691

Depreciation	—	(8,664)	(8,664)
Disposal	(9,461)	7,279	(2,182)
Vessels held for sale	(76,302)	1,214	(75,088)
Vessel impairment charge	(62,414)	16,076	(46,338)
December 31, 2011	$103,137	$(21,718)	$81,419
Depreciation	—	(5,729)	(5,729)
December 31, 2012	$103,137	$(27,447)	$75,690

Vessel disposed during the year ended December 31, 2010.

On July 30, 2010, the Company agreed to sell the M/V Free Destiny. The vessel was delivered to the buyers on August 27, 2010 and the Company recognized a gain of $807 as a result of the sale. From the proceeds of the sale, the Company paid on November 1, 2010 an amount of $2,700 constituting prepayment towards the Deutsche Bank (“Deutsche Bank,” formerly known as Hollandsche Bank Unie) loan facility B (Note 10).

Vessels disposed during the year ended December 31, 2011.

On May 13, 2011, the Company sold the M/V Free Envoy for a sale price of $4,200 and recognized a gain of $1,561 as a result of the sale. From the net proceeds of the sale, the Company paid on May 13, 2011 an amount of $3,700 constituting prepayment towards the Deutsche Bank Nederland loan facility B. According to the loan terms, all future installments have been reduced to nil until the balloon payment due in November 2012 (Note 10).

As a result of the fourth supplemental agreement, the Company entered into with Credit Suisse on July 15, 2011(Note 10), the Company committed to a plan for sale of the vessels M/V Free Jupiter and M/ V Free Lady.

Thus Company assessed for recoverability the carrying value of M/V Free Jupiter and M/V Free Lady, including unamortized deferred dry docking costs of $177, due to their expected sale. In performing its assessment, the Company compared the carrying value of the vessels with their estimated fair value. As a result of this assessment, the Company has recognized an impairment loss of $46,515 in the consolidated statements of operations of which $15,048 relates to the M/V Free Jupiter and $31,467 to the M/V Free Lady.

On November 8, 2011, the Company sold the M/V Free Lady, for a sale price of $21,900. From the net proceeds of the sale, the Company paid on November 8, 2011 the amount of $19,800 constituting prepayment towards the Credit Suisse loan facility (Note 10).

Vessels disposed during the year ended December 31, 2012.

During the year ended December 31, 2012, there were no vessel disposals.

The M/V Free Maverick is currently idle pending resolution in connection with dispute with creditors.